American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Disciplined Core Value Fund
Supplement dated December 19, 2025 ■ Prospectus dated November 1, 2025

Effective March 10, 2026, Disciplined Core Value Fund will be renamed Disciplined Value Fund. As of that date, all references to Disciplined Core Value Fund will be replaced with Disciplined Value Fund.

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